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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): March 1, 1999




                             FRUIT OF THE LOOM, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                      1-8941                  36-3361804
 ----------------------------            ------             ------------------
 (State or Other Jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.



 5000 SEARS TOWER, 233 SOUTH WACKER DRIVE, CHICAGO, ILLINOIS            60606
 -----------------------------------------------------------            -----
          (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (312) 876-1724


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ITEM 5.           OTHER EVENTS.


         On March 1, 1999, the Registrant issued the press release, announcing its intension to raise approximately $250 million through an offering of senior notes to be placed privately with institutional investors, attached hereto as
Exhibit 99.1. The information contained in this press release is incorporated herein by reference.

         On March 18, 1999, the Registrant issued the press release, announcing its agreement to sell $250 million of its 8 7/8% Senior Notes due April 15, 2006,attached hereto as Exhibit 99.2. The information contained in this press release is incorporated herein by reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1              Press Release dated March 1, 1999

                  99.2              Press Release dated March 18, 1999



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FRUIT OF THE LOOM, INC.


Dated: March 24, 1999                   By:  /s/ Brian Hanigan
                                            ------------------------------
                                            Brian Hanigan
                                            Vice President and Treasurer